Exhibit 99.7


   1.    Joint Filing.  Pursuant to Rule 13d-1(k)(1)(iii) of
Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

   2.    Power of Attorney.      Know all persons by these presents
that the each person whose signature appears below constitutes and appoints W. Robert Cotham, Mark L. Hart, Jr., William P. Hallman, Jr., William O. Reimann, IV and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments to the Schedule 13D, and any reports filed pursuant to Section 16 of the Securities Exchange Act of 1934, filed on behalf of each of them with respect to their beneficial ownership of John Wiley & Sons, Inc. and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or such person or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

 DATE:   March 24, 1999


                           TRINITY I FUND, L.P.,
                           a Delaware limited partnership

                           By:   TF INVESTORS, L.P.,
                                 a Delaware limited partnership,
                                       General Partner

                           By:   TRINITY CAPITAL MANAGEMENT, INC.,
                                 a Delaware corporation,
                                 General Partner


                           By: /s/ W. R. Cotham
                               W. R. Cotham, Vice President


                           TF INVESTORS, L.P.,
                           a Delaware limited partnership

                           By:   TRINITY CAPITAL MANAGEMENT, INC.,
                                 a Delaware corporation,
                                 General Partner


                           By:  /s/ W. R. Cotham
                                W. R. Cotham, Vice President


                           TRINITY CAPITAL MANAGEMENT, INC.,
                           a Delaware corporation


                           By:  /s/ W. R. Cotham
                                W. R. Cotham, Vice President


                           PORTFOLIO I INVESTORS, L.P.,
                           a Delaware limited partnership

                           By: PORTFOLIO ASSOCIATES, INC.,
                                  a Delaware corporation,
                                  General Partner


                           By:  /s/ W. R. Cotham
                                W. R. Cotham, Vice President


                           PORTFOLIO ASSOCIATES, INC.,
                           a Delaware corporation


                           By:  /s/ W. R. Cotham
                                W. R. Cotham, Vice President


                           THOMAS M. TAYLOR & CO.,
                            a Texas corporation

                           By:  /s/ W.R. Cotham
                                 W.R. Cotham,
                                 Vice President